Held-to-maturity security	12 Months Ended
Dec. 31, 2016
Held-to-maturity security
Held-to-maturity security

7     Held-to-maturity security

In November 2016, the Company invested RMB6,884 (US$1,000) to purchase 6% equity of American International Schools, LLC (“AIS”), a limited liability company formed to launch and manage a public international school in Utah in partnership with private schools.  According to the investment agreement, AIS will repay the Company the principal amount plus 10% interest over the life of the agreement, a total of US$1,100, prior to December 31, 2019. This mandatorily redeemeable investment is considered a debt security, and is classified as held-to-maturity as the Company has the positive intent and ability to hold the security to maturity. There has been no impairment recognized during 2016. As of December 31, 2016, the Company’s held-to-maturity secuirity carried at amortized cost of RMB6,943, the amount of unrecognized holding gain of 2016 was immaterial.